EXHIBIT 32.01

CERTIFICATION OF PERIODIC REPORT

I, R. Chad Prashad, President and Chief Executive Officer of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
(1)Amendment No. 1 to the Quarterly Report on Form 10-Q/A of the Company for the quarter ended June 30, 2020, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 13, 2020	/s/ R. Chad Prashad
R. Chad Prashad
President and Chief Executive Officer